SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 27, 1997

                              ORPHAN MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          MINNESOTA                   0-24760                    41-1784594

(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

                        13911 RIDGEDALE DRIVE, SUITE 475
                              MINNETONKA, MN 55305

                    (Address of principal executive offices)

                                 (612) 513-6900

              (Registrant's telephone number, including area code)







ITEM 5.       OTHER EVENTS   SEE PRESS RELEASE DATED JULY 3, 1997.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1  PRESS RELEASE DATED JULY 3, 1997, ATTACHED HERETO.

EXHIBIT 99.2  TERMINATION AGREEMENT DATED AS OF JUNE 27, 1997, ATTACHED HERETO.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ORPHAN MEDICAL, INC.



                                    /s/ John Howell Bullion
                                    JOHN HOWELL BULLION, CHIEF EXECUTIVE OFFICER



                                INDEX TO EXHIBITS


EXHIBIT NUMBER                                                            PAGE


99.1     Press Release dated July 3, 1997                                   4


99.2     Termination Agreement dated as of June 27, 1997                    5